Filed under Rule 497(k)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2013,

as supplemented to date

At a meeting held on October 28-29, 2013, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including a majority of the trustees who are not interested persons of VC II (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “WCM Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Wells Capital Management Incorporated (“WCM”) with respect to the Mid Cap Growth Fund (the “Fund”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on August 31, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the WCM Sub-Advisory Agreement, Columbia Management Investment Advisers, LLC (“Columbia”) will cease to sub-advise the Fund, and the following changes will become effective:

In the Fund Summary, in the Investment Adviser section, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Wells Capital Management Incorporated.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas J. Pence, CFA	2013	Portfolio Manager
Michael Smith, CFA	2013	Portfolio Manager
Chris Warner, CFA	2013	Portfolio Manager

Please keep this supplement with your prospectus for future reference

Date:	October 31, 2013